Exhibit 99.4

COMPUTE HEALTH’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

References to “we”, “us”, “our” or the “Company” are to Compute Health Acquisition Corp., except where the context requires otherwise. The following discussion should be read in conjunction with our unaudited condensed financial statements and related notes thereto included elsewhere in this Current Report on Form 8-K/A (this “Report”).

Cautionary Note Regarding Forward-Looking Statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other Securities and Exchange Commission (“SEC”) filings.

Overview

We are a blank check company incorporated in Delaware on October 7, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). Our Sponsor is Compute Health Sponsor LLC, a Delaware limited liability company. We intend to complete our initial Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, our capital stock, debt or a combination of cash, stock and debt.

The registration statement for our Initial Public Offering became effective on February 4, 2021. On February 9, 2021, we consummated its Initial Public Offering of 86,250,000 Units, including 11,250,000 Over-Allotment Units to cover over-allotments, at $10.00 per Unit, generating gross proceeds of $862.5 million, and incurring offering costs of approximately $48.4 million, of which approximately $30.2 million was for deferred underwriting commissions.

Simultaneously with the closing of the Initial Public Offering, we consummated the Private Placement of 12,833,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $19.3 million.

Upon the closing of the Initial Public Offering and the Private Placement, $862.5 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement was placed in a Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.

On December 2, 2022, our stockholders approved amendments to our Certificate of Incorporation extending the time for us to complete a Business Combination from 24 months from the date of the Initial Public Offering to 30 months from the date of the Initial Public Offering. In connection with the extension, stockholders elected to redeem 77,026,806 shares of our common stock, representing approximately 71.45% of the issued and outstanding shares of our common stock and 89.31% of the issued and outstanding shares of our common stock sold in our Initial Public Offering. As a result, there are currently 9,223,194 shares of our Class A common stock outstanding. After the satisfaction of such redemptions, the balance in our Trust Account was approximately $93.0 million, as described further in “Recent Developments – Trust Account Redemptions and Extension of Combination Period.”

If we are unable to complete a Business Combination within 30 months from the closing of the Initial Public Offering, or August 9, 2023 (which was extended from February 9, 2023 by vote of our stockholders) (the “Combination Period”) and our stockholders have not amended the Certificate of Incorporation to extend such Combination Period, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The issuance of additional shares of our stock in a Business Combination:

•

may significantly dilute the equity interest of investors in Initial Public Offering, which dilution would increase if the anti-dilution provisions in the Class B common stock resulted in the issuance of Class A shares on a greater than one-to-one basis upon conversion of the Class B common stock;

•	may subordinate the rights of holders of our common stock if preferred stock is issued with rights senior to those afforded our common stock;

•

could cause a change of control if a substantial number of shares of our common stock is issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•	may have the effect of delaying or preventing a change of control of us by diluting the stock ownership or voting rights of a person seeking to obtain control of us;

•	may adversely affect prevailing market prices for our Units, Class A common stock and/or warrants; and

•	may not result in adjustment to the exercise price of our warrants.

Similarly, if we issue debt securities or otherwise incur significant debt to bank or other lenders or owners of a target, it could result in:

•	default and foreclosure on our assets if our operating revenues after an initial Business Combination are insufficient to repay our debt obligations;

•

acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•	our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

•	our inability to obtain necessary additional financing if the debt contains covenants restricting our ability to obtain such financing while the debt is outstanding;

•	our inability to pay dividends on our common stock;

•

using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our common stock if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

•	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

•	limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

•	other purposes and other disadvantages compared to our competitors who have less debt.

Recent Developments

Trust Account Redemptions and Extension of Combination Period

On December 2, 2022, we held a special meeting of stockholders (the “Special Meeting”) to approve amendments to the our Certificate of Incorporation to (i) extend the time for us to complete a Business Combination from February 9, 2023, which is 24 months from the date of the Initial Public Offering, to August 9, 2023, which is 30 months from the date of the Initial Public Offering (the “Extension Proposal”), and (ii) to remove the limitation that we may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of Exchange Act) of less than $5,000,001. Prior to the Special Meeting, we instructed Continental Stock Transfer & Trust Company, the trustee of the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of consummation of our initial Business Combination or liquidation. In connection with the proposals, as described in the proxy, our Sponsor agreed that if the Extension Proposal was approved and the Charter Extension becomes effective, it will make deposits of additional funds (the “Extension Deposits”) into the Trust Account for the aggregate benefit of Public Shares that are not redeemed by the Public Stockholders in connection with the Extension Proposal (collectively, the “Remaining Public Shares”) in exchange for one or more non-interest bearing, unsecured promissory notes issued by our Company to the Sponsor. For each whole month, or portion thereof, that is needed by us to complete an initial Business Combination from the date of the Extension Meeting until the August 9, 2023, our Sponsor will make Extension Deposits of $0.05 into the Trust Account for each Remaining Public Share, up to a total of $400,000 per month, in exchange for one or more non-interest bearing, unsecured promissory notes issued by us to the Sponsor. In addition, pursuant to the prospectus we stated we will not use any trust proceeds to pay any excise taxes with the redemption of our securities.

Both proposals were approved. In connection with the Extension Proposal, stockholders elected to redeem 77,026,806 shares of our common stock, representing approximately 71.45% of the issued and outstanding shares of our common stock and 89.31% of the issued and outstanding shares of our common stock sold in the Company’s Initial Public Offering. Approximately $776.5 million was withdrawn from the Company’s Trust Account to pay for the redemption.

On December 5, 2022, we filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to (A) to extend the date (the “Termination Date”) by which we must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our initial Business Combination, or (b) (i) cease all operations except for the purpose of winding up if we fail to complete such initial Business Combination and (ii) redeem all of the shares of Class A common stock of our Company sold in the Initial Public Offering that was consummated on February 9, 2021, from February 9, 2023 to August 9, 2023 (the “Extension Amendment”) and (B) to eliminate from the Certificate of Incorporation the limitation that we may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”).

On July 26, 2023, stockholders elected to redeem 5,649,904 shares of the Company’s Class A common stock at a redemption value of $10.72. Approximately $60.6 million was withdrawn from the Company’s Trust Account to pay for the redemption On August 1, 2023, the Business Combination Agreement between the Company and Allurion was consummated and the remaining shares of the Company’s common stocks were converted into Allurion Technologies, Inc common stock.

Allurion Business Combination Closing

On February 9, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Compute Health Corp., a Delaware corporation and direct, wholly-owned subsidiary of us (“Merger Sub I”), Compute Health LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of us (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), Allurion Technologies Holdings, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Allurion (as defined below) (“Pubco”), and Allurion Technologies, Inc., a Delaware corporation (“Allurion”).

On August 1, 2023, pursuant to the Business Combination Agreement, and upon the terms and subject to the conditions set forth therein, the business combination was consummated in three steps: (a) the Company merged with and into Pubco (the “CPUH Merger,” the closing of the CPUH Merger, the “CPUH Merger Closing” and the time at which the CPUH Merger becomes effective, the “CPUH Merger Effective Time”), with Pubco surviving the CPUH Merger (Pubco, in its capacity as the surviving company in the CPUH Merger, the “Surviving Corporation”) and, after giving effect to such merger, becoming the publicly-listed company and the sole owner of each Merger Sub, (b) three (3) hours following the consummation of the CPUH Merger, Merger Sub I merged with and into Allurion (the “Intermediate Merger,” the closing of the Intermediate Merger, the “Intermediate Merger Closing” and the time at which the Intermediate Merger becomes effective, the “Intermediate Merger Effective Time”), with Allurion surviving as the surviving company in the Intermediate Merger (Allurion, in its capacity as the surviving company in the Intermediate Merger, the “Intermediate Surviving Corporation”) and, after giving effect to such merger, becoming a direct wholly-owned subsidiary of the Surviving Corporation and (c) thereafter, the Intermediate Surviving Corporation merged with and into Merger Sub II (the “Final Merger,” and the time at which the Final Merger becomes effective, the “Final Merger Effective Time”) (the Final Merger, collectively with the CPUH Merger and the Intermediate Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents (as defined in the Business Combination Agreement), the “Business Combination”), with Merger Sub II surviving as the surviving company in the Final Merger (Merger Sub II, in its capacity as the surviving company of the Final Merger, the “Surviving Subsidiary Company”) and, after giving effect to such merger, remaining a wholly-owned subsidiary of the Surviving Corporation.

In connection with the execution of the Business Combination Agreement, the Company and Pubco entered into Subscription Agreements with certain accredited investors or qualified institutional buyers (collectively, the “Subscription Investors”) concurrently with the execution of the Business Combination Agreement on February 9, 2023. Pursuant to the Subscription Agreements, on August 1, 2023, the Subscription Investors purchased, and Pubco sold, to the Subscription Investors an aggregate of 5,386,695 shares of Pubco common stock for a purchase price of $7.04 per share, or an aggregate of approximately $37.9 million, in a private placement, following the CPUH Merger Effective Time and immediately prior to the Intermediate Merger Effective Time.

Upon closing of the Business Combination, the combined company was named Allurion Technologies, Inc. and its common stock commenced trading on the New York Stock Exchange under the symbol “ALUR”.

For more information about the Business Combination Agreement and the proposed Allurion Business Combination, see our Current Report on Form 8-K filed with the SEC on February 9, 2023 and the Allurion Disclosure Statement that we will file with the SEC. Unless specifically stated, this Report does not give effect to the proposed Allurion Business Combination and does not contain the risks associated with the proposed Allurion Business Combination. Such risks and effects relating to the proposed Allurion Business Combination will be included in the Allurion Disclosure Statement.

Results of Operations

Our entire activity since inception through June 30, 2023 related to our formation, the preparation for an Initial Public Offering, and since our Initial Public Offering, our activity has been limited to the search for a prospective initial Business Combination. We will not generate any operating revenues until the closing and completion of our initial Business Combination.

For the three months ended June 30, 2023, we had a net loss of approximately $5.0 million, which consisted of approximately $3.4 million for change in fair value of derivative liabilities, approximately $2.5 million of general and administrative expenses, $50,000 of franchise tax expense and approximately $190,000 of income tax expense, partially offset by approximately $199,000 for change in fair value of promissory note and approximately $952,000 from income from the investments held in the Trust Account.

For the three months ended June 30, 2022, we had net income of approximately $9.8 million, which consisted of approximately $9.5 million for change in fair value of derivative liabilities and approximately $1.2 million from income from the investments held in the Trust Account, partially offset by approximately $40,000 for change in fair value of promissory note, approximately $617,000 of general and administrative expenses, $50,000 of franchise tax expense and approximately $219,000 of income tax expense.

For the six months ended June 30, 2023, we had a net loss of approximately $18.3 million, which consisted of approximately $13.4 million for change in fair value of derivative liabilities, approximately $375,000 for change in fair value of promissory note, $6.0 million of general and administrative expenses, $100,000 of franchise tax expense and approximately $392,000 of income tax expense, partially offset by approximately $2.0 million from income from the investments held in the Trust Account and $1,000 from interest earned on bank accounts.

For the six months ended June 30, 2022, we had net income of approximately $22.5 million, which consisted of approximately $22.7 million for change in fair value of derivative liabilities, approximately $2,000 for change in fair value of promissory note, and approximately $1.3 million from income from the investments held in the Trust Account, partially offset by approximately $1.2 million of general and administrative expenses, $100,000 of franchise tax expense and approximately $219,000 of income tax expense.

Liquidity and Going Concern

As indicated in the accompanying unaudited condensed financial statements, at June 30, 2023, we had approximately $360,000 cash in hand, and working capital of approximately $293,000 (not taking into account tax obligations of approximately $122,000 that may be paid using investment income earned in Trust Account), excluding approximately $4.6 million in related party notes including the convertible notes at fair value ($5.55 million of principal) (See Note 5 to Unaudited Condensed Financial Statements). During the three and six months ended June 30, 2023, approximately $235,000 were withdrawn from the Trust Account to pay franchise and income taxes. During the three and six months ended 2022, no funds were withdrawn from the Trust Account to pay franchise and income taxes.

Our liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the payment of $25,000 from the Sponsor to purchase Founder Shares (as defined in Note 5 to Unaudited Condensed Financial Statements), and borrowings under a Note from the Sponsor of approximately $266,000. The Company repaid the Note in full upon consummation of the Initial Public Offering. Subsequent to the consummation of the Initial Public Offering, our liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement held outside of the Trust Account. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, provide us Working Capital Loans (as defined below). As of June 30, 2023 and December 31, 2022, a total principal amount of $2.25 million was drawn under these Working Capital Loans, with $750,000 available for future borrowings at June 30, 2023. Our Sponsor has also agreed to fund the Extension Deposits in exchange for one or more non-interest bearing unsecured promissory notes issued by our Company to the Sponsor. The first extension payment of $400,000 was made on December 31, 2022. During the six months ended June 30, 2023, the Sponsor funded an additional $2.9 million in these deposits of which the Company borrowed $500,000 under the Third Loan Note instrument for costs related to the proposed Business Combination and formalized the first extension payment through a Third Loan Note (as defined in Note 5 to Unaudited Condensed Financial Statements). As of June 30, 2023 and December 31, 2022, a total principal amount of $3.3 million and $400,000, respectively, was drawn under the Third Loan Note with $1.5 million available for future borrowings at June 30, 2023. In July 2023, the Sponsor deposited an additional $579,000 in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor. On July 26, 2023, stockholders elected to redeem 5,649,904 shares of the Company’s Class A common stock at a redemption value of $10.72. After the satisfaction of such redemptions, the balance in the Company’s Trust Account was approximately $38.5 million. On August 1, 2023, the Business Combination Agreement between the Company and Allurion was consummated and the remaining shares of the Company’s common stocks were converted into Allurion Technologies, Inc common stock.

In connection with the Company’s assessment of going concern considerations in accordance with FASB’s ASC Topic 205-40, “Presentation of Financial Statements - Going Concern,” management has determined that the mandatory liquidation and subsequent dissolution, should the Company be unable to complete a business combination, does not raise substantial doubt about the Company’s ability to continue as a going concern as the business combination with Allurion was consummated on August 1, 2023.

Contractual Obligations

Registration Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans), were entitled to registration rights pursuant to a registration rights agreement signed upon the consummation of the Initial Public Offering. These holders were entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provided that we would not be required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

On October 16, 2020, our Sponsor agreed to loan us an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the closing of the Initial Public Offering. We borrowed approximately $266,000 under the Note and repaid the Note in full upon consummation of the Initial Public Offering.

In addition, in order to finance transaction costs in connection with a Business Combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”).

On April 6, 2021, we entered into a Loan Note Instrument (the “Loan Note” or “Convertible Promissory Note - related party”) with our Sponsor, pursuant to which, our Sponsor, in its sole and absolute discretion, may loan to us up to $1,500,000 for costs reasonably related to the consummation of an initial Business Combination. The Loan Note does not bear any interest. The Loan Note is payable on the earliest to occur of (i) the date on which we consummate our initial Business Combination and (ii) the date that the winding up of our Company is effective. The Loan Note is subject to customary events if default, including failure by us to pay the principal amount due pursuant to the Loan Note within five business days of the Maturity Date and certain bankruptcy events of our Company.

At our Sponsor’s option, at any time prior to payment in full of the principal balance of the Loan Note, our Sponsor may elect to convert all or any portion of the unpaid principal balance of the Loan Note into that number of warrants, each whole warrant exercisable for one share of common stock of our Company (the “Conversion Warrants”), equal to: (x) the portion of the principal amount of the Loan Note being converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants shall be identical to the warrants issued by us to the Sponsor in a private placement upon consummation of our initial public offering. The Conversion Warrants are subject to customary registration rights granted by us to the Sponsor pursuant to the Loan Note. As of June 30, 2023 and December 31, 2022, $1.5 million was drawn under the Convertible Promissory Note - related party, respectively, presented at the fair value of approximately $557,000 and $182,000 on the accompanying balance sheets, respectively.

On July 28, 2022, we entered into a second Loan Note Instrument (the “Second Loan Note” or “Promissory note - related party) with our Sponsor (“Payee”), pursuant to which, Payee, in its sole and absolute discretion, may loan to our Company up to $1.5 million for costs reasonably related to our consummation of an initial Business Combination. The Second Loan Note does not bear any interest. The Second Loan Note is payable on the earliest to occur of (i) the date on which we consummate the initial business combination and (ii) the date that the winding up of our Company is effective. On July 28, 2022, we borrowed $750,000 under the Second Loan Note. As of June 30, 2023, $750,000 was outstanding under the Second Loan Note and $750,000 is available for future borrowings.

Our Sponsor agreed that if the Extension Proposal was approved and the Charter Extension becomes effective, it would make Extension Deposits into the Trust Account for the aggregate benefit of the Remaining Public Shares in exchange for one or more non-interest bearing, unsecured promissory notes issued by us to our Sponsor. For each whole month, or portion thereof, that is needed by us to complete an initial business combination from the date of the Extension Meeting until the August 9, 2023, our Sponsor will make Extension Deposits of $0.05 into the Trust Account for each Remaining Public Share, up to a total of $400,000 per month, in exchange for one or more non-interest bearing, unsecured promissory notes issued by us to our Sponsor. During the six months ended June 30, 2023, the Sponsor funded an additional $3.3 million in these deposits and formalized the first extension payment through a Third Loan Note. As of June 30, 2023, $1.5 million is available for future borrowings under the Third Loan Instrument.

Deferred Legal Fees

We have an agreement to obtain legal advisory services pursuant to which our legal counsel has agreed to defer their fees until the closing of the Business Combination. The deferred fees will become payable to the legal counsel in the event the Company completes a Business Combination. As of June 30, 2023, the amount of these fees is approximately $9.0 million, included as deferred legal fees on the accompanying consolidated condensed balance sheets included in the financial statements in this Report.

Contingent Fee Arrangement

On August 26, 2022 we entered arrangement with Credit Suisse Securities (USA) LLC (“Credit Suisse”) to obtain financial advisory and equity capital market advisory services and to act as our placement agent in connection with raising capital with a specific target in its search for a Business Combination. Credit Suisse would be entitled to a transaction fee of $8.0 million. Per the arrangement, the $8.0 million transaction fee for these services is contingent upon the closing of a Business Combination and therefore not included as liabilities on the accompanying balance sheets. Under the arrangement, we will also reimburse Credit Suisse for reasonable expenses. As of December 31, 2022, no expenses have been claimed.

On January 28, 2023, our Company and Credit Suisse agreed to amend the transaction fee in Section 2 of the Arrangement from $8.0 million to $2.0 million. As of June 30, 2023, no expenses have been claimed.

Administrative Services Agreement

Commencing on the date that our securities were first listed on the NYSE through the earlier of consummation of the initial Business Combination and the liquidation, we agreed to pay an affiliate of our Sponsor a total of $10,000 per month for administrative and support services. Our Sponsor has waived these fees through June 30, 2023.

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee review on a quarterly basis all payments that were made by us to our initial stockholders, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Critical Accounting Policies and Estimates

This management’s discussion and analysis of our financial condition and results of operations is based on our condensed financial statements, which have been prepared in accordance with United States generally accepted accounting principles. The preparation of these condensed financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our condensed financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. A summary of our significant accounting policies is included in Note 2 to our condensed consolidated financial statements in this Report. Certain of our accounting policies are considered critical, as these policies are the most important to the depiction of our condensed consolidated financial statements and require significant, difficult or complex judgments, often employing the use of estimates about the effects of matters that are inherently uncertain. Such critical policies and estimates are summarized in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section in our 2022 Annual Report on Form 10-K filed with the SEC on April 4, 2023. There have been no significant changes in the application of our critical accounting policies for the three and six months ended June 30, 2023.

Recent Accounting Pronouncements

See Note 2 to the unaudited condensed consolidated financial statements included in this Report for a discussion of recent accounting pronouncement.

JOBS Act

On April 5, 2012, the JOBS Act was signed into law. The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our condensed financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company”, we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis), and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.